UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2022

EARGO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39616	27-3879804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2665 North First Street, Suite 300 San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 351-7700

1600 Technology Drive, 6th Floor
San Jose, California 95110
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 4, 2022, Eargo, Inc. (the “Company” or “Eargo”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, because the Company has not yet filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Form 10-K”), the Company does not comply with Nasdaq Listing Rule 5250(c)(1) for continued listing.

As previously disclosed, on November 18, 2021, the Company was notified by Nasdaq that it was not in compliance with Nasdaq Listing Rule 5250(c)(1) for continued listing as a result of the delay in filing its Quarterly Report on Form 10-Q for the period ended September 30, 2021.  In accordance with Nasdaq Listing Rules, the Company submitted a plan to regain compliance.

As previously disclosed, Nasdaq subsequently granted the Company an exception until May 16, 2022 to file its delinquent Form 10-Q for the period ended September 30, 2021 (the “Initial Delinquent Filing”).  Nasdaq’s March 4 letter indicated that any additional exception to allow the Company to regain compliance with all delinquent filings will be limited to a maximum of 180 calendar days from the due date of the Initial Delinquent Filing, or May 16, 2022.

As a result of this additional delinquency, the Company must submit an update to its original plan to regain compliance with respect to the filing requirement by March 21, 2022. The Company intends to submit a timely update to its original plan.

Item 7.01	Regulation FD Disclosure.

A press release, dated March 10, 2022, disclosing the Company’s receipt of the Nasdaq notification letter referenced above is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Eargo, Inc. Press Release, dated March 10, 2022

104	Cover Page Interactive File, formatted in Inline XBRL.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this report are forward-looking statements, including statements regarding the Company’s intention to submit a timely update to its original plan. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks, uncertainties and assumptions related to the outcomes of the previously disclosed U.S. Department of Justice (“DOJ”) investigation and third-party payor audits, including the timing of any final resolution related thereto. You should refer to the section titled “Risk Factors” included in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2021, as such factors may be updated from time to time in the Company’s other filings with the SEC, accessible on the SEC’s website at www.sec.gov, for a discussion of important factors that may cause actual results to differ materially from those expressed or implied by any forward-looking statements. Furthermore, if such forward-looking statements prove to be inaccurate, the inaccuracy may be material. Any forward-looking statements in this Current Report on Form 8-K are made pursuant to the Private Securities Litigation Reform Act of 1995, as amended, are based on current expectations, forecasts and assumptions, and speak only as of the date of this report. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARGO, INC.

Date: March 10, 2022	By:	/s/ Adam Laponis
Adam Laponis
Chief Financial Officer